                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER






The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated February 1, 1997, (97-1), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:



1. The Monthly Report for the period from October 1, 1997 to October 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and



2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.



IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of November, 1997.



                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  ---------------------------
                                 Phyllis A. Knight
                                 Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                  OCTOBER 1997



                         CUSIP#'S   393505-SD5,SE3,SF0,SG8,SH6,SJ2
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 11/17/97

                                                     Total $     Per $1,000
                                                      Amount      Original
                                                    ----------  ------------

Class A Certificates
--------------------

(1a) Amount available (including Monthly
     Servicing Fee)                               $7,860,153.85

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                             0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                          7,860,153.85

A.    Interest
      (2)  Aggregate Interest
      a. Class A-1 Remittance Rate(5.71%)                  5.71%
      b. Class A-1 Interest                           25,849.43    .79244086
      c. Class A-2 Remittance Rate(6.05%)                  6.05%
      d. Class A-2 Interest                          328,338.54   5.04166664
      e. Class A-3 Remittance Rate(6.23%)                  6.23%
      f. Class A-3 Interest                          297,186.58   5.19166675
      g. Class A-4 Remittance Rate(6.49%)                  6.49%
      h. Class A-4 Interest                          479,129.66   5.40833335
      i. Class A-5 Remittance Rate(6.86%)                  6.86%
      j. Class A-5 Interest                          318,904.25   5.71666667
      k. Class A-6 Remittance Rate(7.29%)                  7.29%
      l. Class A-6 Interest                          755,644.95   6.07500000

 (3)  Amount applied to:
      a. Unpaid Class A Interest
         Shortfall                                          .00          .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                             OCTOBER 1997 - Page 2



                         CUSIP#'S   393505-SD5,SE3,SF0,SG8,SH6,SJ2
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 11/17/97


                                                     Total $     Per $1,000
                                                      Amount      Original
                                                    ----------  ------------

(4) Remaining:
       a. Unpaid Class A Interest
                  Shortfall                                .00           .00

B. Principal
      (5) Formula Principal Distribution
      Amount                                      3,930,305.97           N/A
      a. Scheduled Principal                        549,111.66           N/A
      b. Principal Prepayments                    3,111,432.27           N/A
      c. Liquidated Contracts                       353,861.58           N/A
      d. Repurchases                                       .00           N/A
      e. Current Month Advanced Principal           857,172.08           N/A
      f. Prior Month Advanced Principal            (941,271.62)          N/A

 (6)  Pool Scheduled Principal Balance          469,739,319.84

(6b)  Adjusted Pool Principal Balance           468,882,147.76  937.76429552

(6c)  Pool Factor                                   0.93776430
 (7)  Unpaid Class A Principal Shortfall
      (if any)following prior Remittance date              .00

 (8)  Class A Percentage for such Remittance
      Date                                               92.07%

 (9)  Class A Percentage for the following
      Remittance Date                                    92.00%

(10)  Class A Principal Distribution:
      a. Class A-1                                3,930,305.97  120.48761404
      b. Class A-2                                         .00           .00
      c. Class A-3                                         .00           .00
      d. Class A-4                                         .00           .00
      e. Class A-5                                         .00           .00
      f. Class A-6                                         .00           .00

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                             OCTOBER 1997 - Page 3



                         CUSIP#'S   393505-SD5,SE3,SF0,SG8,SH6,SJ2
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 11/17/97


                                                     Total $     Per $1,000
                                                      Amount      Original
                                                    ----------  ------------

   (11)  Class A-1 Principal Balance              1,502,147.76   46.04990067
   (11a) Class A-1 Pool Factor                       .04604990

   (12)  Class A-2 Principal Balance             65,125,000.00  1000.0000000
   (12a) Class A-2 Pool Factor                      1.00000000

   (13)  Class A-3 Principal Balance             57,243,000.00  1000.0000000
   (13a) Class A-3 Pool Factor                      1.00000000

   (14)  Class A-4 Principal Balance             88,591,000.00  1000.0000000
   (14a) Class A-4 Pool Factor                      1.00000000

   (15)  Class A-5 Principal Balance             55,785,000.00  1000.0000000
   (15a) Class A-5 Pool Factor                      1.00000000

   (16)  Class A-6 Principal Balance            124,386,000.00  1000.0000000
   (16a) Class A-6 Pool Factor                      1.00000000

   (17)  Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                              .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                             OCTOBER 1997 - Page 4



                         CUSIP#'S   393505-SD5,SE3,SF0,SG8,SH6,SJ2
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 11/17/97



C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

     (18)  31-59 days                       5,727,796.51                 176

     (19)  60 days or more                  6,681,117.25                 182

     (20)  Current Month Repossessions      1,251,570.90                  45

     (21)  Repossession Inventory           3,507,985.28                 118

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current Remittance Date      2.17%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                   1.21%


(23) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Remittance Date       1.22%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                   1.22%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                             OCTOBER 1997 - Page 5



                         CUSIP#'S   393505-SD5,SE3,SF0,SG8,SH6,SJ2
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 11/17/97



(24) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from June 1, 2000 to
         May 31, 2001, 6.5% from June 1, 2001 to May 31,
         2002, 8.5% from June 1, 2002 to May 31, 2003 and
         and 9.5% thereafter)                                            .09%

(25) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance Date      139,120.39

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                           .32%

(26) Class M-1 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 25.5%)                                              16.13%


(27) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                      .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                                7.93%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.22%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                             OCTOBER 1997 - Page 6



                         CUSIP#'S   393505-SK9
                         TRUST ACCOUNT #80-4149300
                         REMITTANCE DATE: 11/17/97



                                                     Total $     Per $1,000
                                                      Amount      Original
                                                    ----------  ------------

CLASS M1 CERTIFICATES
---------------------

  (28) Amount available (including Monthly
       Servicing Fee)                             1,724,794.47

A.   Interest
  (29) Aggregate interest
       a.  Class M-1 Remittance Rate (7.22%,
           unless Weighted Average Contract
           Rate is below 7.22%)                           7.22%

       b.  Class M-1 Interest                       233,145.83   6.01666658

  (30) Amount applied to Class M-1 Interest
       Deficiency Amount                                   .00            0

  (31) Remaining unpaid Class M-1 Interest
       Deficiency Amount                                   .00            0

  (32) Amount Applied to:
       a. Unpaid Class M-1 Interest Shortfall              .00            0

  (33) Remaining:
       a. Unpaid Class M-1 Interest Shortfall              .00            0

B.     Principal
  (34) Formula Principal Distribution Amount               .00            N/A
       a. Scheduled Principal                              .00            N/A
       b. Principal Prepayments                            .00            N/A
       c. Liquidated Contracts                             .00            N/A
       d. Repurchases                                      .00            N/A

  (35) Class M-1 Principal Balance               38,750,000.00  1000.00000000
 (35a) Class M-1 Pool Factor                        1.00000000

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.76%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             OCTOBER 1997 - Page 7



                         CUSIP#'S   393505-SL7,SM5
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 11/17/97



(36) Class M-1 Percentage for such Remittance
     Date                                                 .00%


                                                     Total $     Per $1,000
                                                      Amount      Original
                                                    ----------  ------------


(37) Class M-1 Principal Distribution:

     a. Class M-1 (current)                               .00     0.00000000
     b. Unpaid Class M-1 Principal Shortfall
        (if any) following prior Remittance
        Date                                              .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date           .00

(39) Class M-1 Percentage for the following
     Remittance Date                                      .00%

Class B1 Certificates
---------------------

(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                              1,491,648.64


(2)  Class B-1 Remittance Rate (7.23% unless
     Weighted Average Contract Rate is below 7.23%)      7.23%

(3)  Aggregate Class B1 Interest                   120,500.00     6.02500000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                .00            .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                   .00            .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.76%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             OCTOBER 1997 - Page 8



                         CUSIP#'S   393505-SL7,SM5
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 11/17/97



(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                    .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                    .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date             .00

(8a) Class B Percentage for such Remittance Date          .00


                                                     Total $     Per $1,000
                                                      Amount      Original
                                                    ----------  ------------



(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)              .00

(10a) Class B1 Principal Shortfall                        .00

(10b) Unpaid Class B1 Principal Shortfall                 .00

(11)  Class B Principal Balance                 37,500,000.00

(12)  Class B1 Principal Balance                20,000,000.00

(12a) Class B1 Pool Factor                         1.00000000


Class B2 Certificates
---------------------

(13)  Remaining Amount Available                 1,371,148.64

(14)  Class B-2 Remittance Rate (7.76%
      unless Weighted Average Contract
      Rate is less than 7.76%)                           7.76%

(15)  Aggregate Class B2 Interest                  113,166.67     6.46666686

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.76%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             OCTOBER 1997 - Page 9



                         CUSIP#'S   393505-RA2.RB0
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 11/17/97



(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                               .00            .00

(17)  (Remaining Unpaid Class B2 Interest Shortfall       .00            .00


(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date            .00

(19)  Class B2 Principal Liquidation Loss Amount          .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                .00


(21)  Guarantee Payment                                   .00


(22)  Class B2 Principal Balance                17,500,000.00

(22a) Class B2 Pool Factor                         1.00000000




                                                     Total $     Per $1,000
                                                      Amount      Original
                                                    ----------  ------------


(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                              197,397.39

(24) 3% Guarantee                                1,060,584.58

(25) Class C Residual Payment                             .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.76%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                              CLASS BCERTIFICATES
                                 MONTHLY REPORT
                             OCTOBER 1997 - Page 10



                         CUSIP#'S   393505-SL7,SM5
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 11/17/97



(26) Class M-1 Interest Deficiency on such
     Remittance Date                                         .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                         .00

(28) Repossessed Contracts                          1,251,570.90

(29) Repossessed Contracts Remaining
     in Inventory                                   3,507,985.28

(30) Weighted Average Contract Rate                     10.30872